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Exhibit 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the report of EarthShell Corporation (the "Company") on Form 10-Q for the fiscal quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Houston, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ SCOTT HOUSTON
Scott Houston Chief Financial Officer August 13, 2002

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Exhibit 99.2